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                                                                      EXHIBIT 21

                        SUBSIDIARIES OF THE REGISTRANT
                        ------------------------------

                                                   JURISDICTION OF ORGANIZATION
            NAME                                        OR INCORPORATION
            ----                                        ----------------

SEI Investments Distribution Company                    Pennsylvania

SEI Investments Management Corporation                  Delaware

SEI, Inc.                                               Canada (Federal)

SEI Capital Limited                                     Canada (Federal)

SEI Investments Developments, Inc.                      Delaware

SEI Investments Mutual Funds Services                   Delaware

SEI Investments Fund Management                         Delaware

SEI Trust Company                                       Pennsylvania

SEI Funds, Inc.                                         Delaware

SEI Investments, Inc.                                   Delaware

SEI Global Investments Corporation                      Delaware

SEI Capital AG                                          Switzerland

SEI Investments Canada Company                          Canada (Federal)

SEI Advanced Capital Management, Inc.                   Delaware

SEI Global Capital Investments, Inc.                    Delaware

SEI Investments Global Management (Cayman) Inc.         Cayman Islands, B. W. I.

SEI Investments Global, Limited                         Ireland

Fund Resources International Limited                    Ireland

SEI Investments Argentina, S. A.                        Argentina

SEI Global Holdings Inc.                                Cayman Islands, B. W. I.

Latinvest Sociedad de Bolsa, S. A.                      Argentina

Quadrum, S. A.                                          Argentina

SEI Investments de Mexico                               Mexico

SEI Asset Korea                                         South Korea

SEI Investments Europe Limited                          United Kingdom

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